SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]      Preliminary proxy statement/prospectus
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive proxy statement/prospectus
[X]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) orss.240.14a-12

                          Endless Youth Products, Inc.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and
         0-11.

                  1) Title of each class of securities to which transaction applies:

                  2) Aggregate number of securities to which transaction applies:

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  4)       Proposed maximum aggregate value of transaction: $

                  5)       Total fee paid: $

[X]      Fee paid previously with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid: $54.52
                  2)       Form, Schedule or Registration Statement No.: Form
                           S-4
                  3) Filing Party: Endless Youth Products, Ltd., a Bermuda company
                  4)       Date Filed: November 22, 2000

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                          ENDLESS YOUTH PRODUCTS, INC.

                AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The following amended notice of annual stockholders meeting is sent to stockholders to correct a typographical error in the prior notice and to inform you of a modification of the proposed change by the Bermuda holding company prior to the completion of transactions described in the proxy/statement prospectus. Please note that the date of the meeting is December 28, 2000. We apologize for any inconvenience this may have caused you and look forward to your participation at the meeting.

Time:    11:00 a.m. (local time)

Date:    December 28, 2000

Place:   Sommer & Schneider LLP
         595 Stewart Avenue, Suite 710
         Garden City, New York  11530

Purpose:

To consider and vote on the following proposals:

o To approve and adopt the agreement and plan of merger, dated as of December 6, 2000, among Endless Youth Products, Inc., a Nevada corporation ("EYPI-Nevada"), Endless Youth Products Ltd., a Bermuda company ("EYPI-Bermuda"), and EYPI Merger Corp., pursuant to which EYPI-Bermuda will become the parent holding company of EYPI-Nevada, change its name to Glengarry Holdings Limited, and to approve the transactions contemplated thereby.

o To re-elect three directors to serve for a term of up to three years or until their respective successors are elected and qualified.

o To ratify the selection of Beckman, Kirkland & Whitney as independent accountants for the fiscal year ending June 30, 2001.

         We expect the common shares of EYPI-Bermuda to continue to be quoted on the Nasdaq Bulletin Board under the same symbol as EYPI-Nevada (EYPI) until the name change is completed and thereafter the symbol GLEN. Please complete, sign, date and return your proxy card in the enclosed envelope promptly.

                                                           Jacqueline Antin
                                                           Secretary

Stamford, New York
December 11, 2000